                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   THE EMERGING MARKETS INFRASTRUCTURE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

     EMERGING MARKET
     INFRASTRUCTURE FUND
--------------------------------------------------------------------------------
     CREDIT SUISSE ASSET MANAGEMENT




RICHARD W. WATT, Chief Investment Officer
WILLIAM P. PRIEST, Chairman

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
OBJECTIVES

     THE EMERGING MARKETS INFRASTRUCTURE FUND, INC. (NYSE:EMG) IS A NON
       DIVERSIFIED, CLOSED-END MANAGEMENT INVESTMENT COMPANY.


-    The Fund's investment objective is long-term capital appreciation.

- The Fund seeks to achieve its objective by investing primarily in equity securities of infrastructure companies in emerging countries.

- It is the Fund's policy, under normal market conditions, to invest not less than 70% of its total assets in equity securities of infrastructure companies in emerging markets.

- The Fund may invest up to 30% of its total assets in equity securities of companies that manufacture products on behalf of or service infrastructure companies in emerging countries.

--------------------------------------------------------------------------------
EMERGING MARKETS INFRASTRUCTURE FUND, INC.
NAV/MARKET PRICE COMPARISON*

Date of Inception:  12/29/93                                        Ticker:  EMG

COMPARATIVE DISCOUNT/PREMIUM REPORT

[GRAPH]

In the printed version of the document, a line graph appears which depicts the following plot points:

  Date                                    Discount (-)/Premium %
  1/7/94                                  11.69%
 1/14/94                                   9.98%
 1/21/94                                   7.29%
 1/28/94                                   9.42%
 1/31/94                                   9.86%
  2/4/94                                   5.30%
 2/11/94                                   4.45%
 2/18/94                                   4.45%
 2/25/94                                   6.75%
 2/28/94                                   6.34%
  3/3/94                                  15.57%
 3/10/94                                  -1.87%
 3/17/94                                 -10.51%
 3/25/94                                   1.10%
 3/31/94                                  -8.84%
  4/8/94                                  -5.14%
 4/15/94                                  -5.15%
 4/22/94                                  -1.40%
 4/30/94                                   0.76%
  5/6/94                                   0.84%
 5/13/94                                  -1.04%
 5/20/94                                  -1.19%
 5/27/94                                  -0.31%
 5/31/94                                  -0.27%
  6/3/94                                   5.05%
 6/10/94                                  -0.58%
 6/17/94                                  -3.39%
 6/24/94                                  -4.49%
 6/30/94                                  -6.95%
  7/1/94                                  -5.91%
  7/8/94                                  -8.41%
 7/15/94                                  -7.04%
 7/22/94                                  -6.30%
 7/28/94                                  -8.30%
  8/5/94                                 -13.00%
 8/12/94                                 -11.63%
 8/19/94                                  -8.77%
 8/26/94                                 -12.01%
 8/31/94                                  -7.72%
  9/2/94                                  -7.19%
  9/9/94                                  -7.25%
 9/16/94                                 -10.77%
 9/23/94                                 -13.36%
 9/30/94                                 -10.59%
 10/6/94                                 -12.19%
10/14/94                                 -11.07%
10/21/94                                 -11.26%
10/28/94                                 -13.56%
10/31/94                                 -12.41%
 11/3/94                                 -14.95%
11/11/94                                 -15.41%
11/18/94                                 -15.41%
11/25/94                                 -15.02%
11/30/94                                 -16.20%
 12/2/94                                 -15.59%
 12/9/94                                 -19.96%
12/16/94                                 -18.28%
12/23/94                                 -17.88%
12/30/94                                 -21.27%
  1/6/95                                 -19.55%
 1/13/95                                 -15.05%
 1/20/95                                 -16.87%
 1/27/95                                 -15.90%
 1/31/95                                 -14.30%
  2/3/95                                 -16.87%
 2/10/95                                 -13.98%
 2/17/95                                 -16.30%
 2/24/95                                 -14.47%
 2/28/95                                 -16.23%
  3/3/95                                 -15.83%
 3/10/95                                 -13.54%
 3/17/95                                 -16.59%
 3/24/95                                 -16.52%
 3/31/95                                 -15.24%
  4/7/95                                 -17.47%
 4/14/95                                 -18.45%
 4/21/95                                 -15.36%
 4/28/95                                 -12.52%
  5/5/95                                 -13.79%
 5/12/95                                 -13.07%
 5/19/95                                 -13.07%
 5/26/95                                 -17.53%
 5/31/95                                 -14.00%
  6/2/95                                 -15.62%
  6/9/95                                 -16.33%
 6/16/95                                 -17.41%
 6/23/95                                 -16.39%
 6/30/95                                 -17.14%
  7/7/95                                 -13.15%
 7/14/95                                 -14.93%
 7/21/95                                 -15.54%
 7/28/95                                 -16.20%
 7/31/95                                 -16.93%
  8/4/95                                 -18.91%
 8/11/95                                 -18.67%
 8/18/95                                 -18.63%
 8/25/95                                 -20.21%
 8/31/95                                 -19.12%
  9/8/95                                 -18.90%
 9/15/95                                 -17.07%
 9/22/95                                 -17.54%
 9/29/95                                 -17.01%
 10/6/95                                 -17.97%
10/13/95                                 -19.29%
10/20/95                                 -19.22%
10/27/95                                 -20.40%
10/31/95                                 -18.31%
 11/3/95                                 -16.45%
11/10/95                                 -15.85%
11/17/95                                 -16.08%
11/24/95                                 -13.68%
11/30/95                                 -15.95%
 12/1/95                                 -15.31%
 12/8/95                                 -13.91%
12/15/95                                 -11.80%
12/22/95                                 -10.64%
12/29/95                                 -11.02%
  1/5/96                                  -5.33%
 1/12/96                                  -7.22%
 1/19/96                                  -4.47%
 1/26/96                                  -7.18%
 1/31/96                                  -9.09%
  2/2/96                                 -10.44%
  2/9/96                                 -10.64%
 2/16/96                                  -8.89%
 2/23/96                                  -9.18%
 2/29/96                                  -8.15%
  3/1/96                                 -10.29%
  3/8/96                                 -12.96%
 3/15/96                                 -14.25%
 3/22/96                                 -13.25%
 3/31/96                                 -12.56%
  4/5/96                                 -14.95%
 4/12/96                                 -13.69%
 4/19/96                                 -17.32%
 4/26/96                                 -19.17%
 4/30/96                                 -19.29%
  5/3/96                                 -19.17%
 5/10/96                                 -19.69%
 5/17/96                                 -16.92%
 5/24/96                                 -16.85%
 5/31/96                                 -20.01%
  6/7/96                                 -19.48%
 6/14/96                                 -18.03%
 6/21/96                                 -20.10%
 6/30/96                                 -16.91%
  7/5/96                                 -18.18%
 7/12/96                                 -19.56%
 7/19/96                                 -21.64%
 7/26/96                                 -19.32%
 7/31/96                                 -21.75%
  8/2/96                                 -20.45%
  8/9/96                                 -20.09%
 8/16/96                                 -20.69%
 8/23/96                                 -17.68%
 8/31/96                                 -19.32%
  9/6/96                                 -18.13%
 9/13/96                                 -17.68%
 9/20/96                                 -18.23%
 9/27/96                                 -19.42%
 9/30/96                                 -18.66%
 10/4/96                                 -19.27%
10/11/96                                 -18.96%
10/18/96                                 -20.31%
10/25/96                                 -18.87%
10/31/96                                 -19.97%
 11/1/96                                 -19.26%
 11/8/96                                 -20.11%
11/15/96                                 -17.42%
11/22/96                                 -19.72%
11/30/96                                 -18.78%
 12/6/96                                 -20.83%
12/13/96                                 -19.32%
12/20/96                                 -18.84%
12/27/96                                 -15.60%
12/31/96                                 -19.14%
  1/3/97                                 -18.58%
 1/10/97                                 -18.67%
 1/17/96                                 -15.01%
 1/24/97                                 -17.58%
 1/31/97                                 -17.70%
  2/7/97                                 -19.30%
 2/14/97                                 -15.72%
 2/21/97                                 -15.94%
 2/28/97                                 -17.34%
  3/7/97                                 -16.83%
 3/14/97                                 -18.75%
 3/21/97                                 -17.64%
 3/27/97                                 -18.14%
 3/31/97                                 -19.24%
  4/4/97                                 -19.22%
 4/11/97                                 -19.33%
 4/18/97                                 -18.94%
 4/25/97                                 -18.09%
 4/30/97                                 -19.19%
  5/2/97                                 -19.95%
  5/9/97                                 -20.28%
 5/16/97                                 -18.39%
 5/23/97                                 -17.65%
 5/30/97                                 -18.99%
  6/6/97                                 -20.93%
 6/13/97                                 -19.30%
 6/20/97                                 -20.61%
 6/27/97                                 -17.31%
 6/30/97                                 -18.28%
  7/3/97                                 -18.68%
 7/11/97                                 -19.57%
 7/18/97                                 -18.18%
 7/25/97                                 -19.97%
 7/31/97                                 -19.78%
  8/1/97                                 -20.57%
  8/8/97                                 -22.62%
 8/15/97                                 -20.66%
 8/22/97                                 -20.97%
 8/29/97                                 -20.30%
  9/5/97                                 -19.88%
 9/12/97                                 -20.81%
 9/19/97                                 -19.72%
 9/26/97                                 -19.27%
 9/30/97                                 -19.19%
 10/3/97                                 -19.59%
10/10/97                                 -20.19%
10/17/97                                 -21.37%
10/24/97                                 -23.79%
10/31/97                                 -21.77%
 11/7/97                                 -19.44%
11/14/97                                 -21.09%
11/21/97                                 -23.31%
11/28/97                                 -23.42%
 12/5/97                                 -20.58%
12/12/97                                 -20.71%
12/19/97                                 -22.54%
12/26/97                                 -20.51%
12/31/97                                 -19.52%
  1/2/98                                 -20.22%
  1/9/98                                 -20.72%
 1/16/98                                 -14.50%
 1/23/98                                 -15.18%
 1/30/98                                 -15.18%
  2/6/98                                 -15.55%
 2/13/98                                 -18.73%
 2/20/98                                 -18.34%
 2/27/98                                 -20.18%
  3/6/98                                 -18.16%
 3/13/98                                 -19.04%
 3/20/98                                 -19.30%
 3/27/98                                 -19.01%
 3/31/98                                 -18.82%
  4/3/98                                 -19.33%
 4/10/98                                 -20.84%
 4/17/98                                 -21.87%
 4/24/98                                 -21.14%
 4/30/98                                 -21.67%
  5/1/98                                 -21.67%
  5/8/98                                 -22.30%
 5/15/98                                 -21.88%
 5/22/98                                 -21.65%
 5/29/98                                 -23.00%
  6/5/98                                 -22.82%
 6/12/98                                 -26.35%
 6/19/98                                 -23.01%
 6/26/98                                 -21.88%
 6/30/98                                 -20.08%
  7/3/98                                 -22.13%
 7/10/98                                 -22.00%
 7/17/98                                 -20.75%
 7/24/98                                 -20.59%
 7/31/98                                 -21.63%
  8/7/98                                 -22.20%
 8/14/98                                 -23.75%
 8/21/98                                 -25.23%
 8/28/98                                 -29.05%
 8/31/98                                 -29.41%
  9/4/98                                 -29.60%
 9/11/98                                 -30.13%
 9/18/98                                 -28.99%
 9/25/98                                 -30.47%
 9/30/98                                 -28.88%
 10/2/98                                 -27.97%
 10/9/98                                 -26.74%
10/16/98                                 -25.08%
10/23/98                                 -26.67%
10/30/98                                 -25.16%
 11/6/98                                 -20.60%
11/13/98                                 -23.02%
11/20/98                                 -22.42%
11/27/98                                 -22.27%
11/30/98                                 -23.18%
 12/4/98                                 -23.39%
12/11/98                                 -25.45%
12/18/98                                 -24.68%
12/31/98                                 -24.56%
  1/8/99                                 -22.19%
 1/15/99                                 -20.04%
 1/22/99                                 -21.96%
 1/29/99                                 -20.97%
  2/5/99                                 -19.80%
 2/12/99                                 -18.08%
 2/19/99                                 -17.12%
 2/26/99                                 -17.26%
  3/5/99                                 -18.92%
 3/12/99                                 -18.39%
 3/19/99                                 -17.31%
 3/26/99                                 -18.39%

PERFORMANCE RECORD:  (US$)

                          1994      1995      1996      1997     1998
NAV(1)                   -5.90     -8.58     14.82      9.98     -30.82
MARKET PRICE(2)          -3.34     -6.57     17.06      9.57     -29.56
MSCI EMF(3)              -7.32     -5.21      6.01    -11.58     -25.34
DIVIDEND DISTRIBUTION     0.04      0.01      0.09      0.15       0.31

*   Source: Lipper Analytical Services
1 - Total return based on NAV and assuming the reinvestment of dividends and distributions
2 - Total return based on Market Price and assuming the reinvestment of dividends and distributions
3 - Source: Morgan Stanley Capital Emerging Market Free Index

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
PORTFOLIO CHARACTERISTICS AS OF 2/28/99

GEOGRAPHIC BREAKDOWN

[CHART]

In the printed version of the document, a pie chart appears which depicts the following percentages:

 Country                            Allocation (% of Total Portfolio +)
Argentina                           9.04%
Brazil                             14.92%
Chile                              11.92%
China                               1.59%
Eastern Europe                      1.78%
Egypt                               4.92%
Europe                              4.01%
Greece                              7.60%
Hong Kong                           3.00%
India                               5.96%
Israel                             12.94%
Singapore                           5.26%
South Korea                         8.17%
Other                               9.21%


TOP TEN HOLDINGS

 Name of                                     Country
 Issuer                                      of Issuer     % of Total Portfolio+
Telecomunicacoes Brasileiras S.A.           Brazil        7.6%

PEC Israel Economic Corp.                   Israel        6.9%

GlobalTelesystems Group                     Global        3.6%

Cia. Vale do Rio Doce                       Brazil        2.8%

Camuzzi Argentina S.A.                      Argentina     2.7%

Hellenic Telecom Organization S.A.          Greece        2.6%

Titan Cement Company                        Greece        2.6%

Samsung Electronics                         S. Korea      2.5%

Singapore Technologies Engineering Ltd.     Singapore     2.1%

ECI Telecommunications Ltd.                 Israel        2.1%

+ excluding cash.

**A list of portfolio holdings for the preceding 12 months is available upon request

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
COMPARATIVE PERFORMANCE REPORT

                                                       YEAR       YEAR       YEAR      FOURTH
                                        INCEPTION      ENDED      ENDED      ENDED     QUARTER
                                          DATE         1996       1997       1998      12/31/98
     THE EMERGING MARKETS
     INFRASTRUCTURE FUND, INC.          12/29/93      14.86%      9.98%    -30.82%      10.46%

     MORGAN STANLEY EMERGING            10/25/91      14.06%     -1.18%    -22.64%      15.31%
     MARKETS

     BETA GLOBAL EMERGING MKTS
     INVESTMENT TRUST (a)                2/28/90      20.07%      2.71%    -36.86%       4.71%

     FLEMING EMERGING MARKETS
     INVESTMENT TRUST (a)                7/16/91       5.96%     -3.06%    -32.66%      18.58%

     FOREIGN COLONIAL EMERGING
     MARKETS INVESTMENT TRUST (a)       12/18/89      11.45%     19.50%    -56.45%      11.16%

     MSCI EMERGING MARKETS FREE INDEX                  6.03%    -11.58%    -25.34%      17.99%

SOURCE: LIPPER ANALYTICAL SERVICES

(a)  These Funds are not registered under the Investment Company Act of 1940.

Disappointing results for 1998.

- Quarter Four underperformance largely explains the year: low exposure to Asia and Korean value stocks in non-infrastructure areas underperformed

- Cash was too high in the second half as emerging markets recovered from post-Russia lows

-    In certain markets, infrastructure stocks performed poorly

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
POLICY AND MARKET OUTLOOK


- Global growth clearly slowing and several emerging countries are in deep recession suggesting a weak outlook for infrastructure activity

- Latin America (ex-Mexico) unlikely to see an upturn until 2000, with Asia only just re-emerging from severe recession; only EMEA shows positive growth, but here valuations are unattractive

- Value stocks in non-infrastructure industries proved to be the place to be in 1998; growth stocks were hugely derated and this may be the opportunity for 1999

- Stock selection combined with risk averse country allocations will be the key

- Perhaps relatively scarce capital will permit opportunities in the private markets too

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
MANAGEMENT STYLE

- Universe screened to focus on Infrastructure-related stocks in the following sectors:

          -Telecom providers and equipment manufacturers

          -Power utilities

          -Water utilities

          -Cement, construction, and building

-    Stocks selected on the basis of several key criteria:

          -Liquidity

          -Industry positioning

          -Financial strength

          -Valuation relative to growth prospects

-    Portfolio construction includes:

          -Highly aware of country level factors

          -Active management of cash

-    In addition,

          -Take advantage of private equity opportunities

          -Can include up to 30% in developed world infrastructure stocks

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
ASIA INFRASTRUCTURE


- The Asian financial crisis, which is now more than 18 months old, has injected much-needed life into the privatization story in Asia

- Governments seem to realize that industry restructuring is drastically needed to increase production and distribution efficiency, upgrade infrastructure, rationalize the workforce, eliminate tariff subsidies and provide a source of necessary capital

- The problems are so deeply entrenched--not only in finance, but politics, sociology and history as well--that despite the rhetoric, it is hard to imagine any meaningful industry restructuring process that will allow for value-enhancing opportunities for shareholders in the near to medium term

- Economic growth is likely to be continued for some time, although prospects are better for 2000

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
SK TELECOM

SK TELECOM ADR

[GRAPH]

In the printed version of the document, a line graph appears which depicts the following plot points:

   Date                             Closing Price
 2-Jan-98                           6.8125
 5-Jan-98                           6.4375
 6-Jan-98                            6.375
 7-Jan-98                           6.3125
 8-Jan-98                            6.375
 9-Jan-98                           6.3125
12-Jan-98                           6.5625
13-Jan-98                           7.0625
14-Jan-98                                7
15-Jan-98                           7.0625
16-Jan-98                             7.25
20-Jan-98                            7.625
21-Jan-98                              7.5
22-Jan-98                           7.1875
23-Jan-98                            7.375
26-Jan-98                                8
27-Jan-98                                8
28-Jan-98                            7.875
29-Jan-98                           8.8125
30-Jan-98                             8.75
 2-Feb-98                            8.375
 3-Feb-98                            8.375
 4-Feb-98                           8.9375
 5-Feb-98                            9.375
 6-Feb-98                             9.25
 9-Feb-98                           9.4375
10-Feb-98                           9.1875
11-Feb-98                           8.9375
12-Feb-98                           8.8125
13-Feb-98                              8.5
17-Feb-98                                8
18-Feb-98                            8.125
19-Feb-98                              8.5
20-Feb-98                            8.375
23-Feb-98                              8.5
24-Feb-98                            8.375
25-Feb-98                             8.25
26-Feb-98                           8.3125
27-Feb-98                            8.625
Bought 3/98
 2-Mar-98                            8.375
 3-Mar-98                            8.375
 4-Mar-98                             8.25
 5-Mar-98                           7.6875
 6-Mar-98                           7.4375
 9-Mar-98                            7.375
10-Mar-98                              7.5
11-Mar-98                           7.6875
12-Mar-98                           7.5625
13-Mar-98                              7.5
16-Mar-98                           7.3125
17-Mar-98                           7.0625
18-Mar-98                            7.375
19-Mar-98                            7.625
20-Mar-98                            8.125
23-Mar-98                            8.125
24-Mar-98                            7.875
25-Mar-98                           8.0625
26-Mar-98                                8
27-Mar-98                            8.125
30-Mar-98                                8
31-Mar-98                           7.9375
 1-Apr-98                           7.9375
 2-Apr-98                           7.6875
 3-Apr-98                           7.4375
 6-Apr-98                            7.125
 7-Apr-98                           7.5625
 8-Apr-98                            7.625
 9-Apr-98                             7.75
13-Apr-98                           7.9375
14-Apr-98                           8.0625
15-Apr-98                            7.875
16-Apr-98                            7.625
17-Apr-98                              7.5
20-Apr-98                           7.4375
21-Apr-98                              7.5
22-Apr-98                              7.5
23-Apr-98                           7.4375
24-Apr-98                           7.4375
27-Apr-98                           7.3125
28-Apr-98                             7.25
29-Apr-98                           7.4375
30-Apr-98                           7.4375
 1-May-98                            7.375
 4-May-98                           7.0625
 5-May-98                                7
 6-May-98                           6.9375
 7-May-98                           6.8125
 8-May-98                           6.8125
11-May-98                             6.75
12-May-98                           6.5625
13-May-98                           6.1875
14-May-98                              6.5
15-May-98                              6.5
18-May-98                              6.5
19-May-98                            6.625
20-May-98                              6.5
21-May-98                           6.6875
22-May-98                           6.6875
26-May-98                                6
27-May-98                           5.9375
28-May-98                             6.25
29-May-98                            6.375
 1-Jun-98                            6.125
 2-Jun-98                           6.0625
 3-Jun-98                           6.3125
 4-Jun-98                            6.375
 5-Jun-98                            6.625
 8-Jun-98                            6.625
 9-Jun-98                           6.3125
10-Jun-98                             5.75
11-Jun-98                           5.8125
12-Jun-98                             5.75
15-Jun-98                           5.0625
16-Jun-98                            5.375
17-Jun-98                            5.875
18-Jun-98                           5.5625
19-Jun-98                           5.8125
22-Jun-98                           5.4375
23-Jun-98                           5.3125
24-Jun-98                           5.4375
25-Jun-98                           5.5625
26-Jun-98                           5.4375
29-Jun-98                           5.4375
30-Jun-98                           5.5625
 1-Jul-98                             6.25
 2-Jul-98                                6
 6-Jul-98                             5.75
 7-Jul-98                                6
 8-Jul-98                           5.9375
 9-Jul-98                            5.875
10-Jul-98                            5.875
13-Jul-98                           5.9375
14-Jul-98                                6
15-Jul-98                            6.625
16-Jul-98                             7.25
17-Jul-98                           7.5625
20-Jul-98                           7.9375
21-Jul-98                            7.625
22-Jul-98                           7.4375
23-Jul-98                                7
24-Jul-98                           7.0625
27-Jul-98                           7.0625
28-Jul-98                             7.25
29-Jul-98                           7.6875
30-Jul-98                             8.25
31-Jul-98                             7.75
 3-Aug-98                              7.5
 4-Aug-98                            7.375
 5-Aug-98                              7.5
 6-Aug-98                            7.375
 7-Aug-98                           7.1875
10-Aug-98                           7.0625
11-Aug-98                            6.625
12-Aug-98                           6.9375
13-Aug-98                           6.5625
14-Aug-98                           6.6875
17-Aug-98                             6.75
18-Aug-98                           6.5625
19-Aug-98                            6.875
20-Aug-98                           7.4375
21-Aug-98                           6.9375
24-Aug-98                                7
25-Aug-98                             7.25
26-Aug-98                           6.9375
27-Aug-98                           6.6875
28-Aug-98                           6.4375
31-Aug-98                                6
 1-Sep-98                           6.3125
 2-Sep-98                              6.5
 3-Sep-98                           6.3125
 4-Sep-98                              6.5
 8-Sep-98                              7.5
 9-Sep-98                             7.25
10-Sep-98                             6.75
11-Sep-98                             6.75
14-Sep-98                           6.9375
15-Sep-98                           6.6875
16-Sep-98                             7.25
17-Sep-98                            6.875
18-Sep-98                           6.9375
21-Sep-98                           6.8125
22-Sep-98                             6.75
23-Sep-98                           7.0625
24-Sep-98                           7.0625
25-Sep-98                           7.4375
28-Sep-98                           7.4375
29-Sep-98                             7.25
30-Sep-98                           7.0625
 1-Oct-98                            6.625
 2-Oct-98                             6.75
 5-Oct-98                           6.9375
 6-Oct-98                            6.875
 7-Oct-98                            7.125
 8-Oct-98                            7.625
 9-Oct-98                           8.8125
12-Oct-98                            8.625
13-Oct-98                           8.1875
14-Oct-98                            8.375
15-Oct-98                            9.125
16-Oct-98                            8.375
19-Oct-98                            8.375
20-Oct-98                             8.75
21-Oct-98                            8.875
22-Oct-98                           8.9375
23-Oct-98                            9.125
26-Oct-98                            8.875
27-Oct-98                           8.9375
28-Oct-98                                9
29-Oct-98                           9.8125
30-Oct-98                          10.3125
Bought 11/98
 2-Nov-98                           10.625
 3-Nov-98                           10.875
 4-Nov-98                          11.5625
 5-Nov-98                           11.375
 6-Nov-98                           10.875
 9-Nov-98                            10.75
10-Nov-98                           9.8125
11-Nov-98                           10.375
12-Nov-98                               10
13-Nov-98                               10
16-Nov-98                           10.875
17-Nov-98                          10.6875
18-Nov-98                            10.75
19-Nov-98                          10.6875
20-Nov-98                               11
23-Nov-98                          10.9375
24-Nov-98                          10.5625
25-Nov-98                            10.75
27-Nov-98                          10.5625
30-Nov-98                          10.3125
 1-Dec-98                          10.4375
 2-Dec-98                             10.5
 3-Dec-98                             10.5
 4-Dec-98                          11.8125
 7-Dec-98                             11.5
 8-Dec-98                           10.875
 9-Dec-98                           11.125
10-Dec-98                           10.625
11-Dec-98                           10.125
14-Dec-98                             9.75
15-Dec-98                          10.0625
16-Dec-98                             9.25
17-Dec-98                           9.6875
18-Dec-98                            9.375
21-Dec-98                          10.5625
22-Dec-98                          10.1875
23-Dec-98                           10.125
24-Dec-98                               10
28-Dec-98                           9.9375
29-Dec-98                            9.875
30-Dec-98                           10.125
31-Dec-98                          10.1875
Bought 1/99
 4-Jan-99                           11.375
 5-Jan-99                           11.375
 6-Jan-99                            11.75
 7-Jan-99                             11.5
 8-Jan-99                             11.5
11-Jan-99                          10.9375
12-Jan-99                           9.9375
13-Jan-99                               10
14-Jan-99                          10.4375
15-Jan-99                               11
19-Jan-99                          11.0625
20-Jan-99                          11.4375
21-Jan-99                          10.4375
22-Jan-99                           9.5625
25-Jan-99                          10.0625
26-Jan-99                            9.875
27-Jan-99                           10.125
28-Jan-99                           10.125
29-Jan-99                          10.1875
 1-Feb-99                               10
 2-Feb-99                           9.9375
 3-Feb-99                           10.125
 4-Feb-99                          10.1875
 5-Feb-99                           10.125
 8-Feb-99                            10.25
 9-Feb-99                            9.875
10-Feb-99                           10.125
11-Feb-99                           10.125
12-Feb-99                          10.4375
16-Feb-99                          10.3125
17-Feb-99                          10.1875
18-Feb-99                               10
19-Feb-99                           9.5625
22-Feb-99                               10
23-Feb-99                           9.9375
24-Feb-99                          10.0625
25-Feb-99                          10.0625
26-Feb-99                           10.125
 1-Mar-99                          10.0625
 2-Mar-99                            10.25
 3-Mar-99                            10.25
 4-Mar-99                          10.1875
 5-Mar-99                          10.4375
 8-Mar-99                               11
 9-Mar-99                           11.125
10-Mar-99                           11.375
11-Mar-99                           10.375
12-Mar-99                          11.0625
15-Mar-99                          11.0625
16-Mar-99                          11.8125
17-Mar-99                          11.6875
18-Mar-99                          11.0625
19-Mar-99                          12.0625
22-Mar-99                            13.25


- Dominant cellular telephone operator in South Korea with a 43% market share in 1998 and greater penetration among high-end customers

- Recent restrictions on handset subsidies will fatally harm weaker competitors

- Management has recently adopted shareholder value reforms, including minority shareholder representation on the board

- Currently the ADR is trading at an EV/EBITDA of 7.5x99 and 6.6x00, with forecasted 5 year EPS growth rate of 40-50%

-    Strong financial position


Source: Factset

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any security discussed herein will remain in an account's portfolio at the time you recieve this report or that securities sold have not been repurchased. The securities discussed do not represent an account's entire portfolio and in the aggregate may represent only a small percentage of an account's portfolio holdings. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
LG INFORMATION & COMMUNICATION


LG INFO & COMM (1000 KOREAN WON)

In the printed version of the document, a line graph appears which depicts the following plot points:

[GRAPH]

  Date                                     Closing Price
 5-Jan-98                                 46.7022
 6-Jan-98                                 45.7774
 7-Jan-98                                44.85261
 8-Jan-98                                48.36683
 9-Jan-98                                  49.939
12-Jan-98                                54.56296
13-Jan-98                                52.71337
14-Jan-98                                52.52841
15-Jan-98                                   56.69
16-Jan-98                                55.95016
19-Jan-98                                65.19812
20-Jan-98                                69.08226
21-Jan-98                                63.62596
22-Jan-98                                58.53959
23-Jan-98                                57.24488
26-Jan-98                                58.26214
30-Jan-98                                62.88613
 2-Feb-98                                65.19812
 3-Feb-98                                64.73572
 4-Feb-98                                61.49893
 5-Feb-98                                57.89223
 6-Feb-98                                60.85157
 9-Feb-98                                60.38918
10-Feb-98                                58.26214
11-Feb-98                                55.48776
12-Feb-98                                55.02536
13-Feb-98                                53.91561
16-Feb-98                                47.16459
17-Feb-98                                47.90443
18-Feb-98                                48.08939
19-Feb-98                                49.66154
20-Feb-98                                48.36683
23-Feb-98                                50.95626
24-Feb-98                                50.12394
25-Feb-98                                49.47659
26-Feb-98                                48.45931
27-Feb-98                                49.19914
 2-Mar-98                                53.17577
 3-Mar-98                                55.48776
 4-Mar-98                                56.41255
 5-Mar-98                                49.66154
 6-Mar-98                                49.10667
 9-Mar-98                                51.88105
10-Mar-98                                53.36072
11-Mar-98                                53.08329
12-Mar-98                                52.71337
13-Mar-98                                52.71337
16-Mar-98                                52.71337
17-Mar-98                                50.95626
18-Mar-98                                  49.939
19-Mar-98                                49.56907
20-Mar-98                                  49.939
23-Mar-98                                48.18187
24-Mar-98                                48.08939
25-Mar-98                                48.08939
26-Mar-98                                  47.627
27-Mar-98                                47.25707
30-Mar-98                                45.03757
31-Mar-98                                44.48269
 1-Apr-98                                42.81805
 2-Apr-98                                37.68544
 3-Apr-98                                34.77233
 6-Apr-98                                37.26928
 7-Apr-98                                39.95119
 8-Apr-98                                 42.1707
 9-Apr-98                                41.61582
10-Apr-98                                41.61582
13-Apr-98                                44.85261
14-Apr-98                                42.26318
15-Apr-98                                41.61582
16-Apr-98                                38.84143
17-Apr-98                                  38.564
20-Apr-98                                38.84143
21-Apr-98                                38.47151
22-Apr-98                                39.48879
23-Apr-98                                 37.6392
24-Apr-98                                38.37904
27-Apr-98                                37.50048
28-Apr-98                                36.62192
29-Apr-98                                 37.6392
30-Apr-98                                37.54672
 4-May-98                                35.32721
 6-May-98                                35.32721
 7-May-98                                34.77233
 8-May-98                                34.49489
11-May-98                                31.07314
12-May-98                                28.66868
13-May-98                                28.66868
14-May-98                                30.05587
15-May-98                                31.21187
18-May-98                                30.98067
19-May-98                                31.44306
20-May-98                                33.47761
21-May-98                                31.44306
22-May-98                                31.44306
25-May-98                                30.47203
26-May-98                                29.31603
27-May-98                                29.13107
28-May-98                                29.68595
29-May-98                                30.51827
 1-Jun-98                                29.45475
 2-Jun-98                                28.66868
 3-Jun-98                                28.66868
 4-Jun-98                                28.66868
 5-Jun-98                                29.13107
 8-Jun-98                                29.31603
 9-Jun-98                                28.02132
10-Jun-98                                26.54164
11-Jun-98                                26.07924
12-Jun-98                                22.98118
15-Jun-98                                19.88311
16-Jun-98                                18.68088
17-Jun-98                                20.90039
18-Jun-98                                 22.6575
19-Jun-98                                19.97559
22-Jun-98                                19.14328
23-Jun-98                                 18.5884
24-Jun-98                                18.31096
25-Jun-98                                17.84856
26-Jun-98                                17.84856
29-Jun-98                                  18.126
30-Jun-98                                18.31096
 1-Jul-98                                20.48423
 2-Jul-98                                21.27031
 3-Jul-98                                21.27031
 6-Jul-98                                20.99287
 7-Jul-98                                21.91766
 8-Jul-98                                21.54775
 9-Jul-98                                22.05638
10-Jul-98                                21.36279
13-Jul-98                                  20.438
14-Jul-98                                21.27031
15-Jul-98                                 22.4263
16-Jul-98                                25.10821
20-Jul-98                                28.66868
21-Jul-98                                27.00404
22-Jul-98                                26.44917
23-Jul-98                                24.69205
24-Jul-98                                24.96949
27-Jul-98                                24.13718
28-Jul-98                                  24.877
29-Jul-98                                24.96949
30-Jul-98                                24.69205
31-Jul-98                                 24.0447
 3-Aug-98                                23.21238
 4-Aug-98                                 22.8887
 5-Aug-98                                21.91766
 6-Aug-98                                 21.9639
 7-Aug-98                                21.82519
10-Aug-98                                20.25303
11-Aug-98                                19.88311
12-Aug-98                                19.88311
13-Aug-98                                19.42071
14-Aug-98                                20.34551
17-Aug-98                                19.79063
18-Aug-98                                18.86584
19-Aug-98                                19.60568
20-Aug-98                                20.90039
21-Aug-98                                21.08535
24-Aug-98                                19.97559
25-Aug-98                                22.33382
26-Aug-98                                21.73271
27-Aug-98                                 22.1951
28-Aug-98                                21.54775
31-Aug-98                                21.17783
 1-Sep-98                                21.36279
 2-Sep-98                                 22.1951
 3-Sep-98                                22.93494
 4-Sep-98                                 22.1951
 7-Sep-98                                24.96949
 8-Sep-98                                24.13718
 9-Sep-98                                23.85974
10-Sep-98                                 23.1199
11-Sep-98                                 22.1951
14-Sep-98                                 21.9639
15-Sep-98                                21.54775
16-Sep-98                                21.73271
17-Sep-98                                21.08535
18-Sep-98                                  20.438
21-Sep-98                                20.48423
22-Sep-98                                20.53047
23-Sep-98                                21.08535
24-Sep-98                                23.39734
25-Sep-98                                 23.5823
28-Sep-98                                22.93494
29-Sep-98                                 24.0447
30-Sep-98                                23.39734
 1-Oct-98                                 23.3511
 2-Oct-98                                23.21238
 7-Oct-98                                 24.0447
 8-Oct-98                                24.69205
 9-Oct-98                                 27.6514
12-Oct-98                                32.36786
13-Oct-98                                31.90546
14-Oct-98                                 32.1829
15-Oct-98                                34.21745
16-Oct-98                                35.69713
19-Oct-98                                34.03249
20-Oct-98                                34.30993
21-Oct-98                                33.75505
22-Oct-98                                33.29266
23-Oct-98                                32.09042
26-Oct-98                                30.79571
27-Oct-98                                27.14276
28-Oct-98                                27.23524
29-Oct-98                                 27.6514
30-Oct-98                                28.02132
 2-Nov-98                                31.07314
 3-Nov-98                                30.28707
 4-Nov-98                                30.79571
 5-Nov-98                                30.51827
 6-Nov-98                                30.24083
 9-Nov-98                                27.92884
10-Nov-98                                26.81908
11-Nov-98                                    27.3
12-Nov-98                                    27.4
13-Nov-98                                    26.8
16-Nov-98                                    28.4
17-Nov-98                                    29.3
18-Nov-98                                    29.3
19-Nov-98                                      30
20-Nov-98                                    30.5
23-Nov-98                                    29.5
24-Nov-98                                    29.9
25-Nov-98                                    31.5
26-Nov-98                                    31.2
27-Nov-98                                    30.2
30-Nov-98                                    29.9
 1-Dec-98                                    29.3
 2-Dec-98                                    29.6
 3-Dec-98                                    30.8
 4-Dec-98                                    31.3
 7-Dec-98                                    33.4
 8-Dec-98                                    30.2
 9-Dec-98                                    31.6
10-Dec-98                                    33.5
11-Dec-98                                    34.7
14-Dec-98                                    31.5
15-Dec-98                                    31.1
16-Dec-98                                      30
17-Dec-98                                    29.9
18-Dec-98                                      29
21-Dec-98                                    31.5
22-Dec-98                                    32.4
23-Dec-98                                      33
24-Dec-98                                      32
28-Dec-98                                    32.3
 4-Jan-99                                      33
 5-Jan-99                                    34.9
 6-Jan-99                                      37
 7-Jan-99                                   42.55
 8-Jan-99                                    48.9
11-Jan-99                                      49
12-Jan-99                                    46.5
13-Jan-99                                    47.8
14-Jan-99                                    46.5
15-Jan-99                                    46.5
18-Jan-99                                    46.5
19-Jan-99                                    45.5
20-Jan-99                                    42.4
21-Jan-99                                    42.2
22-Jan-99                                    38.1
25-Jan-99                                    38.5
26-Jan-99                                    36.6
27-Jan-99                                    37.5
28-Jan-99                                    37.8
29-Jan-99                                   40.65
 1-Feb-99                                      42
 2-Feb-99                                    40.7
 3-Feb-99                                   39.05
 4-Feb-99                                      39
 5-Feb-99                                    39.1
 8-Feb-99                                      34
 9-Feb-99                                    35.2
10-Feb-99                                    35.5
11-Feb-99                                    35.2
12-Feb-99                                      38
18-Feb-99                                   37.95
19-Feb-99                                    36.1
22-Feb-99                                    34.6
23-Feb-99                                    34.9
24-Feb-99                                    34.2
25-Feb-99                                    34.3
26-Feb-99                                    35.6
 2-Mar-99                                    36.7
 3-Mar-99                                    38.9
 4-Mar-99                                    38.5
 5-Mar-99                                    39.2
 8-Mar-99                                    40.5
 9-Mar-99                                    39.5
10-Mar-99                                    39.6
11-Mar-99                                    39.8
12-Mar-99                                    39.7
15-Mar-99                                    39.4
Bought 3/16
16-Mar-99                                    39.4
17-Mar-99                                    38.6
18-Mar-99                                      38
19-Mar-99                                      41
22-Mar-99                                    43.8


-    Global low cost producer of CDMA handsets and equipment

-    Falling ASP's offset by increasing volumes and market share

-    Internal restructuring has lowered debt and improved cashflow

- Attractively valued at P/E of 9.6x99, 11.1x00, and an EV/EBITDA of 3.78x99, 5.45x00


Source: Factset

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any security discussed herein will remain in an account's portfolio at the time you recieve this report or that securities sold have not been repurchased. The securities discussed do not represent an account's entire portfolio and in the aggregate may represent only a small percentage of an account's portfolio holdings. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
ADVANCED INFO

ADVANCED INFO (THAI BHAT)

[GRAPH]

In the printed version of the document, a line graph appears which depicts the following plot points:

   Date                                     Closing Price
 2-Jan-98                                     232
 5-Jan-98                                     236
 6-Jan-98                                     238
 7-Jan-98                                     238
 8-Jan-98                                     236
 9-Jan-98                                     220
12-Jan-98                                     224
13-Jan-98                                     232
14-Jan-98                                     246
15-Jan-98                                     270
16-Jan-98                                     276
19-Jan-98                                     284
20-Jan-98                                     292
21-Jan-98                                     306
22-Jan-98                                     292
23-Jan-98                                     306
26-Jan-98                                     310
27-Jan-98                                     312
28-Jan-98                                     320
29-Jan-98                                     340
30-Jan-98                                     388
 2-Feb-98                                     396
 3-Feb-98                                     360
 4-Feb-98                                     334
 5-Feb-98                                     354
 6-Feb-98                                     386
 9-Feb-98                                     374
10-Feb-98                                     350
12-Feb-98                                     320
13-Feb-98                                     312
16-Feb-98                                     300
17-Feb-98                                     308
18-Feb-98                                     310
19-Feb-98                                     306
20-Feb-98                                     312
23-Feb-98                                     310
24-Feb-98                                     310
25-Feb-98                                     310
26-Feb-98                                     322
27-Feb-98                                     326
 2-Mar-98                                     332
 3-Mar-98                                     368
 4-Mar-98                                     334
 5-Mar-98                                     310
 6-Mar-98                                     306
 9-Mar-98                                     314
10-Mar-98                                     316
11-Mar-98                                     320
12-Mar-98                                     338
13-Mar-98                                     340
16-Mar-98                                     350
17-Mar-98                                     350
18-Mar-98                                     324
19-Mar-98                                     338
20-Mar-98                                     328
23-Mar-98                                     330
24-Mar-98                                     308
25-Mar-98                                     302
26-Mar-98                                     306
27-Mar-98                                     306
30-Mar-98                                     300
31-Mar-98                                     306
 1-Apr-98                                     282
 2-Apr-98                                     272
 3-Apr-98                                     266
 7-Apr-98                                     276
 8-Apr-98                                     290
 9-Apr-98                                     292
10-Apr-98                                     290
16-Apr-98                                     270
17-Apr-98                                     276
20-Apr-98                                     280
21-Apr-98                                     276
22-Apr-98                                     260
23-Apr-98                                     256
24-Apr-98                                     260
27-Apr-98                                     274
28-Apr-98                                     282
29-Apr-98                                     278
30-Apr-98                                     260
 4-May-98                                     260
 6-May-98                                     250
 7-May-98                                     252
 8-May-98                                     250
12-May-98                                     246
13-May-98                                     234
14-May-98                                     234
15-May-98                                     248
18-May-98                                     238
19-May-98                                     234
20-May-98                                     240
21-May-98                                     240
22-May-98                                     238
25-May-98                                     238
26-May-98                                     238
27-May-98                                     228
28-May-98                                     226
29-May-98                                     224
 1-Jun-98                                     216
 2-Jun-98                                     216
 3-Jun-98                                     220
 4-Jun-98                                     234
 5-Jun-98                                     240
 8-Jun-98                                     244
 9-Jun-98                                     248
10-Jun-98                                     212
11-Jun-98                                     198
12-Jun-98                                     184
15-Jun-98                                     158
16-Jun-98                                     150
17-Jun-98                                     157
18-Jun-98                                     199
19-Jun-98                                     190
22-Jun-98                                     175
23-Jun-98                                     175
24-Jun-98                                     167
25-Jun-98                                     169
26-Jun-98                                     168
29-Jun-98                                     164
30-Jun-98                                     168
 2-Jul-98                                     180
 3-Jul-98                                     189
 6-Jul-98                                     170
 7-Jul-98                                     185
 8-Jul-98                                     190
10-Jul-98                                     216
13-Jul-98                                     210
14-Jul-98                                     204
15-Jul-98                                     224
16-Jul-98                                     232
17-Jul-98                                     264
20-Jul-98                                     254
21-Jul-98                                     248
22-Jul-98                                     240
23-Jul-98                                     210
24-Jul-98                                     212
27-Jul-98                                     190
28-Jul-98                                     210
29-Jul-98                                     208
30-Jul-98                                     212
31-Jul-98                                     216
 3-Aug-98                                     210
 4-Aug-98                                     208
 5-Aug-98                                     202
 6-Aug-98                                     200
 7-Aug-98                                     199
10-Aug-98                                     192
11-Aug-98                                     185
13-Aug-98                                     176
14-Aug-98                                     180
17-Aug-98                                     166
18-Aug-98                                     162
19-Aug-98                                     175
20-Aug-98                                     186
21-Aug-98                                     183
24-Aug-98                                     182
25-Aug-98                                     184
26-Aug-98                                     182
27-Aug-98                                     181
28-Aug-98                                     173
31-Aug-98                                     164
 1-Sep-98                                     160
 2-Sep-98                                     159
 3-Sep-98                                     158
 4-Sep-98                                     161
 7-Sep-98                                     182
 8-Sep-98                                     166
 9-Sep-98                                     170
10-Sep-98                                     171
11-Sep-98                                     161
14-Sep-98                                     160
15-Sep-98                                     162
16-Sep-98                                     173
17-Sep-98                                     179
18-Sep-98                                     175
21-Sep-98                                     169
22-Sep-98                                     175
23-Sep-98                                     192
24-Sep-98                                     210
25-Sep-98                                     206
28-Sep-98                                     218
29-Sep-98                                     228
30-Sep-98                                     228
 1-Oct-98                                     230
 2-Oct-98                                     230
 5-Oct-98                                     222
 6-Oct-98                                     210
 7-Oct-98                                     230
 8-Oct-98                                     248
 9-Oct-98                                     278
12-Oct-98                                     262
13-Oct-98                                     258
14-Oct-98                                     246
15-Oct-98                                     260
16-Oct-98                                     300
19-Oct-98                                     288
20-Oct-98                                     284
21-Oct-98                                     254
22-Oct-98                                     250
26-Oct-98                                     256
27-Oct-98                                     256
28-Oct-98                                     260
29-Oct-98                                     266
30-Oct-98                                     254
 2-Nov-98                                     260
 3-Nov-98                                     270
 4-Nov-98                                     280
 5-Nov-98                                     270
 6-Nov-98                                     270
 9-Nov-98                                     256
10-Nov-98                                     240
11-Nov-98                                     260
12-Nov-98                                     236
13-Nov-98                                     234
16-Nov-98                                     244
17-Nov-98                                     246
18-Nov-98                                     246
19-Nov-98                                     244
20-Nov-98                                     250
23-Nov-98                                     264
24-Nov-98                                     250
25-Nov-98                                     242
26-Nov-98                                     216
27-Nov-98                                     220
30-Nov-98                                     208
 1-Dec-98                                     200
 2-Dec-98                                     202
 3-Dec-98                                     200
 4-Dec-98                                     216
 8-Dec-98                                     224
 9-Dec-98                                     224
11-Dec-98                                     228
14-Dec-98                                     218
15-Dec-98                                     214
16-Dec-98                                     212
17-Dec-98                                     206
18-Dec-98                                     208
21-Dec-98                                     210
22-Dec-98                                     220
23-Dec-98                                     212
24-Dec-98                                     220
25-Dec-98                                     220
28-Dec-98                                     220
29-Dec-98                                     218
30-Dec-98                                     212
 4-Jan-99                                     218
 5-Jan-99                                     240
 6-Jan-99                                     270
 7-Jan-99                                     266
 8-Jan-99                                     258
11-Jan-99                                     250
12-Jan-99                                     252
13-Jan-99                                     244
14-Jan-99                                     252
15-Jan-99                                     246
18-Jan-99                                     248
19-Jan-99                                     246
20-Jan-99                                     252
21-Jan-99                                     250
22-Jan-99                                     248
25-Jan-99                                     246
26-Jan-99                                     246
27-Jan-99                                     248
28-Jan-99                                     246
29-Jan-99                                     252
 1-Feb-99                                     250
 2-Feb-99                                     250
 3-Feb-99                                     246
 4-Feb-99                                     242
 5-Feb-99                                     246
 8-Feb-99                                     234
 9-Feb-99                                     222
10-Feb-99                                     228
11-Feb-99                                     230
12-Feb-99                                     244
15-Feb-99                                     246
16-Feb-99                                     248
17-Feb-99                                     238
18-Feb-99                                     232
19-Feb-99                                     224
22-Feb-99                                     226
23-Feb-99                                     222
24-Feb-99                                     224
25-Feb-99                                     238
26-Feb-99                                     246
Bought 3/99
 2-Mar-99                                     240
 3-Mar-99                                     240
 4-Mar-99                                     246
 5-Mar-99                                     244
 8-Mar-99                                     250
 9-Mar-99                                     246
10-Mar-99                                     248
11-Mar-99                                     250
12-Mar-99                                     250
15-Mar-99                                     264
16-Mar-99                                     260
17-Mar-99                                     258
18-Mar-99                                     262
19-Mar-99                                     260
22-Mar-99                                     264


- Thailand's superior mobile telephone operator; virtually all competition is bankrupt

- Thailand's low teledensity of 3.7% is ripe for exploitation as the economy recovers

- Subscriber additions to be driven by service innovations and regulatory reform

-    Strategic tie-up with Singapore Telecom provides financial stability

- Challenging P/E of 27.6x00 justified by low debt, an RoE in the mid-teens and exciting growth prospects


Source: Factset

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any security discussed herein will remain in an account's portfolio at the time you recieve this report or that securities sold have not been repurchased. The securities discussed do not represent an account's entire portfolio and in the aggregate may represent only a small percentage of an account's portfolio holdings. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
LATIN AMERICA


- Economy and currency stability is the largest obstacle to development near term

- Huge investment needs remain in almost every country in every aspect of infrastructure economics

- Adequate regulatory frameworks for the most past (except Venezuela and Mexican electricity)

-    Investment and management largely transferred to the private sector

-    Valuations are beginning to look interesting

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
TELEBRAS

TELEBRAS (BRAZILIAN REAL)

[GRAPH]

In the printed version of the document, a line graph appears which depicts the following plot points:

    Date                                    Closing Price
 9-Sep-98                                   45.25
10-Sep-98                                      38
11-Sep-98                                      37
14-Sep-98                                      37
15-Sep-98                                      37
16-Sep-98                                      51
17-Sep-98                                      46
18-Sep-98                                      52
21-Sep-98                                      52
22-Sep-98                                      52
23-Sep-98                                      52
24-Sep-98                                      52
25-Sep-98                                      52
28-Sep-98                                      52
29-Sep-98                                      52
30-Sep-98                                      52
 1-Oct-98                                      52
 2-Oct-98                                      52
 5-Oct-98                                      52
 6-Oct-98                                      52
 7-Oct-98                                      52
 8-Oct-98                                      44
 9-Oct-98                                    47.5
13-Oct-98                                    48.5
14-Oct-98                                    48.5
15-Oct-98                                    50.5
16-Oct-98                                      48
19-Oct-98                                      48
20-Oct-98                                    48.5
21-Oct-98                                      52
22-Oct-98                                      56
23-Oct-98                                    53.5
26-Oct-98                                      50
27-Oct-98                                   50.01
28-Oct-98                                    49.5
29-Oct-98                                    47.5
30-Oct-98                                   50.75
 3-Nov-98                                    53.5
 4-Nov-98                                      54
 5-Nov-98                                    58.5
 6-Nov-98                                    63.5
 9-Nov-98                                      64
10-Nov-98                                    61.7
11-Nov-98                                      58
12-Nov-98                                    55.5
13-Nov-98                                      56
16-Nov-98                                      60
17-Nov-98                                   63.99
18-Nov-98                                      67
19-Nov-98                                    64.5
20-Nov-98                                      67
23-Nov-98                                      67
24-Nov-98                                      68
25-Nov-98                                      72
26-Nov-98                                    72.5
27-Nov-98                                      74
30-Nov-98                                    68.5
 1-Dec-98                                      69
 2-Dec-98                                      68
 3-Dec-98                                      62
 4-Dec-98                                      62
 7-Dec-98                                      64
 8-Dec-98                                   61.99
 9-Dec-98                                      62
10-Dec-98                                      62
11-Dec-98                                      59
14-Dec-98                                      54
15-Dec-98                                      56
16-Dec-98                                   53.49
17-Dec-98                                    52.9
18-Dec-98                                    54.5
21-Dec-98                                      58
22-Dec-98                                    57.5
23-Dec-98                                    58.4
28-Dec-98                                      56
29-Dec-98                                   53.99
30-Dec-98                                      54
 4-Jan-99                                      53
 5-Jan-99                                      55
 6-Jan-99                                      58
 7-Jan-99                                    54.5
 8-Jan-99                                      53
11-Jan-99                                    49.5
12-Jan-99                                    45.5
13-Jan-99                                      43
14-Jan-99                                   38.29
15-Jan-99                                      56
18-Jan-99                                   59.99
19-Jan-99                                    61.5
20-Jan-99                                    63.5
21-Jan-99                                      61
22-Jan-99                                      59
26-Jan-99                                      62
27-Jan-99                                      64
28-Jan-99                                      66
29-Jan-99                                      65
 1-Feb-99                                      73
 2-Feb-99                                      71
 3-Feb-99                                      70
 4-Feb-99                                      70
 5-Feb-99                                    67.5
 8-Feb-99                                      69
 9-Feb-99                                    67.5
10-Feb-99                                      68
11-Feb-99                                      70
12-Feb-99                                    70.7
17-Feb-99                                    69.7
18-Feb-99                                   69.01
19-Feb-99                                    70.5
22-Feb-99                                    71.5
23-Feb-99                                   70.99
24-Feb-99                                      70
25-Feb-99                                      68
26-Feb-99                                    70.5
 1-Mar-99                                   71.99
 2-Mar-99                                   71.44
 3-Mar-99                                    71.5
 4-Mar-99                                      75
 5-Mar-99                                    75.5
 8-Mar-99                                   77.13
 9-Mar-99                                   75.39
10-Mar-99                                    77.2
11-Mar-99                                    77.4
12-Mar-99                                    75.5
15-Mar-99                                   78.55
16-Mar-99                                   83.49
17-Mar-99                                   82.49
18-Mar-99                                      87
19-Mar-99                                    86.5
22-Mar-99                                      83
23-Mar-99                                   81.49












- From centralized state-owned utility to 12 new independently managed privatized companies

- Twelve new managements including several foreign strategic operators (i.e. MCI Worldcom, Tisa, Bell Canada)

- Growth fueled by pent-up demand (10% fixed line penetration) and efficiency gains

-    TBH provides exposure to all segments of telecommunications

- Cheap valuations and debt free trading below replacement value of the assets



Source: Factset

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any security discussed herein will remain in an account's portfolio at the time you recieve this report or that securities sold have not been repurchased. The securities discussed do not represent an account's entire portfolio and in the aggregate may represent only a small percentage of an account's portfolio holdings. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
CIA VALE DO RIO DOCE

CVRD

[GRAPH]

In the printed version of the document, a line graph appears which depicts the following plot points:

   Date                                    Closing Price
28-Mar-97                                 23.4227
 4-Apr-97                                 23.4396
11-Apr-97                                 23.9859
18-Apr-97                                 24.5839
25-Apr-97                                  25.405
 2-May-97                                  25.374
 9-May-97                                 24.0161
16-May-97                                  22.678
23-May-97                                 22.9736
30-May-97                                 22.0728
 6-Jun-97                                 21.5384
13-Jun-97                                 23.4614
20-Jun-97                                  21.989
27-Jun-97                                 22.7812
 4-Jul-97                                 26.4423
11-Jul-97                                 26.4796
18-Jul-97                                 24.7867
25-Jul-97                                 27.4498
 1-Aug-97                                 25.7784
 8-Aug-97                                 25.6126
15-Aug-97                                 23.3561
22-Aug-97                                 23.6382
29-Aug-97                                 23.2602
 5-Sep-97                                 26.0743
12-Sep-97                                 23.8199
19-Sep-97                                 26.0627
26-Sep-97                                 24.5045
 3-Oct-97                                 24.7614
10-Oct-97                                 24.4489
17-Oct-97                                 24.3745
24-Oct-97                                 22.8044
31-Oct-97                                 19.3206
 7-Nov-97                                 18.6865
14-Nov-97                                  19.403
21-Nov-97                                 19.0149
28-Nov-97                                 17.5782
 5-Dec-97                                 18.7372
12-Dec-97                                 17.3822
19-Dec-97                                 17.3214
26-Dec-97                                 19.0181
 2-Jan-98                                 20.6992
 9-Jan-98                                 17.5445
16-Jan-98                                 18.7526
23-Jan-98                                 18.5982
30-Jan-98                                 19.3212
 6-Feb-98                                 19.9102
13-Feb-98                                 21.7242
20-Feb-98                                 21.2561
27-Feb-98                                 21.7669
 6-Mar-98                                 22.2809
13-Mar-98                                 23.4659
20-Mar-98                                 24.4218
27-Mar-98                                  23.766
 3-Apr-98                                 23.8574
10-Apr-98                                 24.6689
17-Apr-98                                 24.4508
24-Apr-98                                 23.8694
 1-May-98                                 23.6101
 8-May-98                                  24.368
15-May-98                                 22.4997
22-May-98                                 20.4059
29-May-98                                 20.7793
 5-Jun-98                                 22.1353
12-Jun-98                                 19.9161
19-Jun-98                                 20.1563
26-Jun-98                                 19.8978
 3-Jul-98                                 19.8826
10-Jul-98                                 19.8137
17-Jul-98                                 23.2826
24-Jul-98                                 21.6186
31-Jul-98                                 20.6381
 7-Aug-98                                 18.4252
14-Aug-98                                 17.4157
21-Aug-98                                 14.0426
28-Aug-98                                 13.6032
 4-Sep-98                                 11.8841
11-Sep-98                                      14
18-Sep-98                                 16.2615
25-Sep-98                                 14.2698
 2-Oct-98                                 15.6316
 9-Oct-98                                 14.9253
16-Oct-98                                 14.5569
23-Oct-98                                  14.698
30-Oct-98                                 15.0897
 6-Nov-98                                 15.5714
13-Nov-98                                 14.6982
20-Nov-98                                 15.7357
27-Nov-98                                 16.0655
 4-Dec-98                                  12.977
11-Dec-98                                 11.8745
18-Dec-98                                 12.2673
25-Dec-98                                 12.8368
 1-Jan-99                                  12.829
 8-Jan-99                                 13.1326
15-Jan-99                                 16.9864
22-Jan-99                                 14.7929
29-Jan-99                                  14.563
 5-Feb-99                                 14.6736
12-Feb-99                                 14.5932
19-Feb-99                                 14.1966
26-Feb-99                                  12.554
 5-Mar-99                                 13.3893
12-Mar-99                                 13.1007
19-Mar-99                                 14.5947
26-Mar-99                                 14.0252
31-Mar-99                                 14.4393


-    World's most sizable iron ore reserves

- Robust cash flow generation (13% dividend yield) and substantial cost reduction program

-    Immune to devaluation - 90% of revenues are dollar denominated

- Attractive valuation: 35% discount to NAV and 5.5x99 EV/EBITDA (lower than during the Tequila Crisis)


Source: Factset

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any security discussed herein will remain in an account's portfolio at the time you recieve this report or that securities sold have not been repurchased. The securities discussed do not represent an account's entire portfolio and in the aggregate may represent only a small percentage of an account's portfolio holdings. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
ELECTRICAL UTILITIES

ENERSIS
 (ENI)

[CHART]

In the printed version of the document, a pie chart appears which depicts the following percentages:

Ownership Structure
AFPs                   29%
ADR & CHILEAN
MINORITY SHARES        39%
ENDESA-SPAIN (ELE)     32%

ENDESA CHILE
   (EOC)

  [CHART]

In the printed version of the document, a pie chart appears which depicts the following percentages:

Ownership Structure
Enersis (ENI) AFPs     25%
AFPs                   28%
ADR & CHILEAN
MINORITY SHARES        47%

OTHER COMPANIES INDIRECTLY AFFECTED

Chilectra               Chile           75% owned by ENI
Cerj                    Brazil          37% owned by ENI
Edelnor                 Peru            29% owned by ENI
Central Costanera       Argentina       52% owned by EOC
Edegel                  Peru            30% owned by EOC
Cachoeira Dourada       Brazil          68% owned by EOC


OUR STRATEGY

- The current takeover strategy of both companies is not our best scenario. EOC and ENI would become "private" companies, similar to most other assets in Latin America.

THE NEGATIVES

-    Decreased liquidity - Increased volatility

-    Financial and growth incentives not aligned with strategic shareholder

-    No corporate governance

-    Acquisition option expires

BETTER/ALTERNATIVE OPTIONS

- A tender offer at an attractive price (e.g. $33.5 for ENI) for 100% of ENI, EOC and Chilectra.









-    The creation of:

          -    a Latin American investment vehicle
          -    a larger and more liquid vehicle
          - a publicly owned company with a diversified shareholder base (e.g. pension funds in Chile, Argentina, Peru, and Brazil) and management accountability
          - and, financial & growth incentives well aligned among all shareholders


The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any security discussed herein will remain in an account's portfolio at the time you recieve this report or that securities sold have not been repurchased. The securities discussed do not represent an account's entire portfolio and in the aggregate may represent only a small percentage of an account's portfolio holdings. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
CENTRAL EUROPE INFRASTRUCTURE

- During the period of central planning, some services (water and electricity), were abundantly supplied with limited regard to economic or environmental costs, while other services (telecommunications) were largely under-supplied

- Production distortions benefited the railway system (long distance hauling), while road transportation was underdeveloped, share ownership limited and aviation infrastructure restricted

- After the collapse of commanding economy reforming infrastructure included entry liberalization, commercialization, the introduction of competitive forces, tariff reform and regulatory and institutional changes

- All infrastructure sectors exhibit the existence of large unmet demand and unlimited possibility of growth, however, they share the challenge of huge investment requirements coupled with severe constraints on government finances and effective legal and regulatory systems, calling for quick and aggressive entrance of low-cost private capital

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
PROGRESS BY COUNTRY


TURKEY

-    Rapid urbanization and strong economic growth fuelling strong demand growth
- 8% annual demand growth forecast by TEAS (Electric Generation and Transmission Corporation)
- US$3-5bn annual investment needed according to Ministry of Energy and Natural Resources

GREECE

-    Strong economic growth fuels healthy demand growth of 3-5% a year
-    Public Power Corporation aims to commission 400MV of capacity a year
- EU liberalization moves likely to increase efficiency and decrease need for new investment

POLAND

-    1-2% annual demand growth
-    Existing capacity in need of modernization estimated to cost some US$15bn
- Power stations being privatized to strategic investors who undertake to carry out this investment (as happened in Hungary)
-    Polish Power Grid to be privatized in 2-3 years time

HUNGARY

-    1-2% annual demand growth; a modest 300MW of new capacity is planned by
     2004
- Power generation largely controlled by foreign strategic investors who have invested in modernizing existing capacity
-    Listed electricity distributors are solid companies
-    Grid operator MVM to be privatized within 1-2 years

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
ELEKTRIM

ELEKTRIM (US DOLLARS)

[GRAPH]

In the printed version of the document, a line graph appears which depicts the following plot points:

   Date                                     Closing Price
19-Mar-97                                   8.946
20-Mar-97                                  8.1129
21-Mar-97                                  8.4768
24-Mar-97                                  8.6011
25-Mar-97                                  8.4388
26-Mar-97                                  8.7464
27-Mar-97                                  8.7841
 1-Apr-97                                  8.6347
 2-Apr-97                                  7.7914
 3-Apr-97                                  8.1566
 4-Apr-97                                  8.2994
 7-Apr-97                                  8.2192
 8-Apr-97                                  8.3749
 9-Apr-97                                  8.6859
10-Apr-97                                  8.8353
11-Apr-97                                  8.6511
14-Apr-97                                  8.1051
15-Apr-97                                  8.4651
16-Apr-97                                  8.6469
17-Apr-97                                  8.5933
18-Apr-97                                  8.6179
21-Apr-97                                  8.7972
22-Apr-97                                  8.9633
23-Apr-97                                  9.0692
24-Apr-97                                  9.0548
25-Apr-97                                  9.0433
28-Apr-97                                  9.0261
29-Apr-97                                  8.9368
30-Apr-97                                  8.9795
 5-May-97                                  9.0033
 6-May-97                                  9.1168
 7-May-97                                  9.1204
 8-May-97                                  9.1327
 9-May-97                                  9.1358
12-May-97                                   9.062
13-May-97                                  9.0606
14-May-97                                  8.8254
15-May-97                                  7.9721
16-May-97                                  8.2638
19-May-97                                  8.5167
20-May-97                                  8.8614
21-May-97                                  8.9784
22-May-97                                  8.7669
23-May-97                                  8.7919
26-May-97                                   8.785
27-May-97                                  8.8222
28-May-97                                   8.937
30-May-97                                  8.9529
 2-Jun-97                                  9.0146
 3-Jun-97                                  9.3153
 4-Jun-97                                  9.3067
 5-Jun-97                                  9.1388
 6-Jun-97                                  9.0375
 9-Jun-97                                  9.1786
10-Jun-97                                  9.1565
11-Jun-97                                  9.3391
12-Jun-97                                  9.5621
13-Jun-97                                  9.8606
16-Jun-97                                  9.7294
17-Jun-97                                  9.2471
18-Jun-97                                  9.0246
19-Jun-97                                   9.263
20-Jun-97                                  9.7134
23-Jun-97                                  9.4267
24-Jun-97                                  9.2693
25-Jun-97                                    9.27
26-Jun-97                                  9.0686
27-Jun-97                                  8.8339
30-Jun-97                                  8.7029
 1-Jul-97                                  8.6957
 2-Jul-97                                  8.6666
 3-Jul-97                                  8.9226
 4-Jul-97                                  9.1061
 7-Jul-97                                  9.1645
 8-Jul-97                                  9.0957
 9-Jul-97                                  9.2243
10-Jul-97                                  9.2354
11-Jul-97                                  9.0036
14-Jul-97                                  8.8574
15-Jul-97                                  7.9209
16-Jul-97                                  8.0576
17-Jul-97                                  8.1523
18-Jul-97                                  8.1779
21-Jul-97                                  8.3658
22-Jul-97                                  8.5458
23-Jul-97                                  9.0182
24-Jul-97                                  8.9959
25-Jul-97                                  9.3064
28-Jul-97                                  9.2192
29-Jul-97                                  9.3782
30-Jul-97                                  9.4196
31-Jul-97                                  9.4379
 1-Aug-97                                   9.366
 4-Aug-97                                  9.3768
 5-Aug-97                                   9.271
 6-Aug-97                                  9.3362
 7-Aug-97                                  9.2711
 8-Aug-97                                   9.319
11-Aug-97                                   9.406
12-Aug-97                                   9.404
13-Aug-97                                  9.3404
14-Aug-97                                  9.4283
18-Aug-97                                  9.3458
19-Aug-97                                   9.315
20-Aug-97                                  9.3186
21-Aug-97                                  9.3223
22-Aug-97                                  9.4663
25-Aug-97                                  9.4978
26-Aug-97                                  9.5486
27-Aug-97                                  9.6653
28-Aug-97                                  9.6639
29-Aug-97                                  9.2093
 1-Sep-97                                   8.894
 2-Sep-97                                  8.6994
 3-Sep-97                                  8.7714
 4-Sep-97                                  8.7427
 5-Sep-97                                  8.8508
 8-Sep-97                                  9.1784
 9-Sep-97                                  9.9893
10-Sep-97                                  10.033
11-Sep-97                                 10.3978
12-Sep-97                                 10.5782
15-Sep-97                                 10.6492
16-Sep-97                                 10.5661
17-Sep-97                                 10.6795
18-Sep-97                                 10.6741
19-Sep-97                                 10.9397
22-Sep-97                                 10.8493
23-Sep-97                                 10.8964
24-Sep-97                                 12.0582
25-Sep-97                                  11.701
26-Sep-97                                 10.5525
29-Sep-97                                 11.1404
30-Sep-97                                 11.2021
 1-Oct-97                                 11.3169
 2-Oct-97                                 11.4035
 3-Oct-97                                 11.5455
 6-Oct-97                                 11.4018
 7-Oct-97                                 11.3019
 8-Oct-97                                 11.3086
 9-Oct-97                                 11.3653
10-Oct-97                                 11.4917
13-Oct-97                                 11.3385
14-Oct-97                                 11.4959
15-Oct-97                                 11.6399
16-Oct-97                                 11.6519
17-Oct-97                                 11.7354
20-Oct-97                                 11.7647
21-Oct-97                                 11.5912
22-Oct-97                                 11.4353
23-Oct-97                                 11.3302
24-Oct-97                                 11.2343
27-Oct-97                                 10.9039
28-Oct-97                                  9.6884
29-Oct-97                                 10.3821
30-Oct-97                                   9.551
31-Oct-97                                  9.4118
 3-Nov-97                                  9.6098
 4-Nov-97                                 10.5708
 5-Nov-97                                 10.7904
 6-Nov-97                                 10.7883
 7-Nov-97                                  10.271
10-Nov-97                                 10.2564
12-Nov-97                                  9.2571
13-Nov-97                                  8.8332
14-Nov-97                                  8.5911
17-Nov-97                                  9.1305
18-Nov-97                                  9.3003
19-Nov-97                                  8.5494
20-Nov-97                                  8.8357
21-Nov-97                                  9.2277
24-Nov-97                                  9.3843
25-Nov-97                                  9.3697
26-Nov-97                                  9.3901
27-Nov-97                                   9.478
28-Nov-97                                  9.6127
 1-Dec-97                                  9.5439
 2-Dec-97                                 10.1309
 3-Dec-97                                 10.1709
 4-Dec-97                                 10.4269
 5-Dec-97                                 10.1223
 8-Dec-97                                 10.1301
 9-Dec-97                                  10.118
10-Dec-97                                 10.1594
11-Dec-97                                 10.3078
12-Dec-97                                  9.7033
15-Dec-97                                 10.0035
16-Dec-97                                 10.3268
17-Dec-97                                 10.1748
18-Dec-97                                  9.8459
19-Dec-97                                  9.4239
22-Dec-97                                  9.2577
23-Dec-97                                  9.2545
29-Dec-97                                  9.5977
30-Dec-97                                  9.6797
31-Dec-97                                  9.6738
 5-Jan-98                                   9.915
 6-Jan-98                                 10.1997
 7-Jan-98                                   9.614
 8-Jan-98                                  9.6045
 9-Jan-98                                  9.4566
12-Jan-98                                  8.6197
13-Jan-98                                  9.0395
14-Jan-98                                   9.096
15-Jan-98                                  9.2964
16-Jan-98                                  9.5695
19-Jan-98                                  9.6032
20-Jan-98                                  9.5748
21-Jan-98                                  9.3207
22-Jan-98                                  9.2579
23-Jan-98                                  9.2725
26-Jan-98                                  9.2817
27-Jan-98                                  9.4551
28-Jan-98                                  9.8151
29-Jan-98                                   9.894
30-Jan-98                                  9.8772
 2-Feb-98                                  9.7582
 3-Feb-98                                  9.7858
 4-Feb-98                                  9.8081
 5-Feb-98                                  9.8529
 6-Feb-98                                 10.0838
 9-Feb-98                                 10.2984
10-Feb-98                                 11.2107
11-Feb-98                                  11.394
12-Feb-98                                 11.4326
13-Feb-98                                 11.2079
16-Feb-98                                 10.9782
17-Feb-98                                 11.1002
18-Feb-98                                 11.5249
19-Feb-98                                  11.792
20-Feb-98                                 11.7928
23-Feb-98                                 12.2968
24-Feb-98                                 12.4452
25-Feb-98                                      13
26-Feb-98                                  13.041
27-Feb-98                                 13.0841
 2-Mar-98                                 12.6679
 3-Mar-98                                 12.2531
 4-Mar-98                                 11.9236
 5-Mar-98                                 11.3051
 6-Mar-98                                    11.6
 9-Mar-98                                 12.2098
10-Mar-98                                 12.9534
11-Mar-98                                 13.1067
12-Mar-98                                 13.0237
13-Mar-98                                 12.9323
16-Mar-98                                 12.7376
17-Mar-98                                 12.7257
18-Mar-98                                 12.8276
19-Mar-98                                 13.0454
20-Mar-98                                 13.1043
23-Mar-98                                  12.236
24-Mar-98                                 12.2217
25-Mar-98                                 12.5273
26-Mar-98                                 12.8448
27-Mar-98                                 12.5456
30-Mar-98                                 12.5237
31-Mar-98                                 12.4529
 1-Apr-98                                 12.3081
 2-Apr-98                                  12.462
 3-Apr-98                                 12.4403
 6-Apr-98                                 12.4511
 7-Apr-98                                 12.8882
 8-Apr-98                                 13.0947
 9-Apr-98                                 13.2769
14-Apr-98                                 13.6704
15-Apr-98                                 13.6966
16-Apr-98                                 13.6765
17-Apr-98                                 13.7027
20-Apr-98                                  13.735
21-Apr-98                                 13.7067
22-Apr-98                                 13.8235
23-Apr-98                                  13.785
24-Apr-98                                 13.9953
27-Apr-98                                 14.1656
28-Apr-98                                 13.7951
29-Apr-98                                 13.9542
30-Apr-98                                 14.2794
 4-May-98                                 14.5164
 5-May-98                                 14.8743
 6-May-98                                 14.8787
 7-May-98                                 14.7918
 8-May-98                                  14.828
11-May-98                                 13.8827
12-May-98                                 14.4756
13-May-98                                 14.3695
14-May-98                                 14.2584
15-May-98                                 14.9451
18-May-98                                 14.8062
19-May-98                                 14.7634
20-May-98                                 14.8256
21-May-98                                 14.8601
22-May-98                                 14.7037
25-May-98                                 14.5678
26-May-98                                 14.3438
27-May-98                                 13.5785
28-May-98                                 13.4228
29-May-98                                 13.1481
 1-Jun-98                                  12.949
 2-Jun-98                                 12.7111
 3-Jun-98                                 13.2502
 4-Jun-98                                  13.641
 5-Jun-98                                 13.9373
 8-Jun-98                                 15.2594
 9-Jun-98                                 15.1053
10-Jun-98                                 14.2816
15-Jun-98                                   12.72
16-Jun-98                                 12.9014
17-Jun-98                                  13.002
18-Jun-98                                 13.4085
19-Jun-98                                 12.7444
22-Jun-98                                 12.6491
23-Jun-98                                  12.671
24-Jun-98                                 12.5451
25-Jun-98                                 12.5701
26-Jun-98                                 12.2403
29-Jun-98                                 11.9641
30-Jun-98                                 12.1881
 1-Jul-98                                 12.3421
 2-Jul-98                                 13.1956
 3-Jul-98                                  14.523
 6-Jul-98                                 15.7174
 7-Jul-98                                 14.9232
 8-Jul-98                                 14.7649
 9-Jul-98                                  14.729
10-Jul-98                                 14.6636
13-Jul-98                                 14.4781
14-Jul-98                                 15.2196
15-Jul-98                                 15.0463
16-Jul-98                                 15.0311
17-Jul-98                                 15.2384
20-Jul-98                                 15.2036
21-Jul-98                                 15.4238
22-Jul-98                                 15.2284
23-Jul-98                                 14.9016
24-Jul-98                                 14.5201
27-Jul-98                                 14.9622
28-Jul-98                                 14.8666
29-Jul-98                                 14.6028
30-Jul-98                                 14.3191
31-Jul-98                                 14.3263
 3-Aug-98                                 14.1152
 4-Aug-98                                 13.9799
 5-Aug-98                                 13.7246
 6-Aug-98                                 13.8909
 7-Aug-98                                 13.8021
10-Aug-98                                 13.6035
11-Aug-98                                 12.8356
12-Aug-98                                 12.1515
13-Aug-98                                 11.1828
14-Aug-98                                 11.1588
17-Aug-98                                 10.0881
18-Aug-98                                 10.7193
19-Aug-98                                 11.5789
20-Aug-98                                  11.245
21-Aug-98                                 10.6667
24-Aug-98                                 10.7483
25-Aug-98                                 10.5405
26-Aug-98                                 10.3305
27-Aug-98                                  9.7497
28-Aug-98                                  8.7516
31-Aug-98                                  8.3221
 1-Sep-98                                  7.5984
 2-Sep-98                                  8.4966
 3-Sep-98                                  8.1389
 4-Sep-98                                  8.0597
 7-Sep-98                                  8.9745
 8-Sep-98                                  9.4405
 9-Sep-98                                  9.7114
10-Sep-98                                  9.8315
11-Sep-98                                  9.0909
14-Sep-98                                    9.48
15-Sep-98                                  9.6301
16-Sep-98                                  9.7765
17-Sep-98                                  9.4787
18-Sep-98                                  9.1794
21-Sep-98                                  8.9785
22-Sep-98                                  9.2381
23-Sep-98                                  9.9079
24-Sep-98                                 10.9975
25-Sep-98                                 10.7042
28-Sep-98                                 10.8366
29-Sep-98                                  10.621
30-Sep-98                                 10.1315
 1-Oct-98                                   9.096
 2-Oct-98                                  8.6532
 5-Oct-98                                  8.4057
 6-Oct-98                                  8.1667
 7-Oct-98                                  8.5215
 8-Oct-98                                  8.0452
 9-Oct-98                                  7.7871
12-Oct-98                                  8.0905
13-Oct-98                                  7.9704
14-Oct-98                                  7.7044
15-Oct-98                                  7.9748
16-Oct-98                                  8.7839
19-Oct-98                                  8.7928
20-Oct-98                                  8.7232
21-Oct-98                                  9.3151
22-Oct-98                                 10.3123
23-Oct-98                                 11.3273
26-Oct-98                                 11.1208
27-Oct-98                                 10.9431
28-Oct-98                                 10.9668
29-Oct-98                                 11.1594
30-Oct-98                                 11.8996
 2-Nov-98                                 12.0006
 3-Nov-98                                 12.7212
 4-Nov-98                                 12.9578
 5-Nov-98                                 12.7448
 6-Nov-98                                 12.2717
 9-Nov-98                                 11.9464
10-Nov-98                                 11.4926
12-Nov-98                                 11.0646
13-Nov-98                                 11.1031
16-Nov-98                                 11.7904
17-Nov-98                                 11.9117
18-Nov-98                                  12.462
19-Nov-98                                 12.1934
20-Nov-98                                 12.4322
23-Nov-98                                 12.3993
24-Nov-98                                 11.8207
25-Nov-98                                  11.554
26-Nov-98                                 11.2489
27-Nov-98                                 10.1124
30-Nov-98                                  8.4159
 1-Dec-98                                  8.2125
 2-Dec-98                                  8.1897
 3-Dec-98                                  8.0855
 4-Dec-98                                  8.3597
 7-Dec-98                                  8.6832
 8-Dec-98                                  8.8206
 9-Dec-98                                  8.8328
10-Dec-98                                  8.6331
11-Dec-98                                  8.3465
14-Dec-98                                  8.1897
15-Dec-98                                  8.1615
16-Dec-98                                   8.137
17-Dec-98                                  8.7006
18-Dec-98                                  9.0452
21-Dec-98                                  8.8735
22-Dec-98                                  8.9017
23-Dec-98                                  9.7336
28-Dec-98                                 10.6289
29-Dec-98                                 11.6738
30-Dec-98                                 11.0094
31-Dec-98                                 10.8262
 4-Jan-99                                 12.1212
 5-Jan-99                                 12.2987
 6-Jan-99                                 12.4251
 7-Jan-99                                 13.2871
 8-Jan-99                                 13.5544
11-Jan-99                                   13.07
12-Jan-99                                 12.6103
13-Jan-99                                 11.7318
14-Jan-99                                 11.2915
15-Jan-99                                 10.8451
18-Jan-99                                 11.9949
19-Jan-99                                 11.3459
20-Jan-99                                  11.778
21-Jan-99                                 11.2628
22-Jan-99                                 11.2531
25-Jan-99                                 11.1343
26-Jan-99                                 12.1734
27-Jan-99                                 11.7337
28-Jan-99                                 11.6289
29-Jan-99                                 12.5179
 1-Feb-99                                 12.3407
 2-Feb-99                                 12.0805
 3-Feb-99                                 11.8566
 4-Feb-99                                 11.6547
 5-Feb-99                                 11.3238
 8-Feb-99                                  11.215
 9-Feb-99                                 11.2105
10-Feb-99                                 12.3695
11-Feb-99                                 11.4667
12-Feb-99                                 12.0722
15-Feb-99                                 11.6426
16-Feb-99                                 11.4047
17-Feb-99                                 11.2418
18-Feb-99                                 11.0892
19-Feb-99                                 11.1839
22-Feb-99                                 11.2145
23-Feb-99                                 11.1484
24-Feb-99                                 10.9114
25-Feb-99                                 10.8517
26-Feb-99                                 10.2915
 1-Mar-99                                  9.6914
 2-Mar-99                                  9.5839
 3-Mar-99                                  9.7119
 4-Mar-99                                  9.5694
 5-Mar-99                                  9.7381
 8-Mar-99                                  9.9808
 9-Mar-99                                 10.0102
10-Mar-99                                 10.2238
11-Mar-99                                 10.2025
12-Mar-99                                 10.3448
15-Mar-99                                 10.1652
16-Mar-99                                  9.8552
17-Mar-99                                  9.7442
18-Mar-99                                  9.8592
19-Mar-99                                 10.0668


- Significant participant in the Polish power generation engineering industry (Polish government is planning to spend US$25bn to US$35bn over the next 10 to 15 years), a boiler maker, bridge maker, and engineering consultancy group

- Elektrim owns a controlling stake in one of the two GSM operators and several local fixed line licenses throughout Poland, and is expected to receive one of two national long distance fixed line licenses

- Elektrim owns 65% of Poland's largest cable maker with 60% of the cable market; cablemaking is expected to benefit through expansion and refurbishment of the power and telecommunications sectors



Source: Factset

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any security discussed herein will remain in an account's portfolio at the time you recieve this report or that securities sold have not been repurchased. The securities discussed do not represent an account's entire portfolio and in the aggregate may represent only a small percentage of an account's portfolio holdings. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
TITAN CEMENT

TITAN CEMENT (US DOLLARS)

[GRAPH]

In the printed version of the document, a line graph appears which depicts the following plot points:

   Date                                    Closing Price
19-Mar-97                                 33.3032
20-Mar-97                                 32.9133
21-Mar-97                                 32.6151
24-Mar-97                                 32.1398
26-Mar-97                                 32.3573
27-Mar-97                                 32.3505
28-Mar-97                                 34.1188
31-Mar-97                                 36.0282
 1-Apr-97                                  37.021
 2-Apr-97                                 38.4855
 3-Apr-97                                 38.8014
 4-Apr-97                                 39.0832
 7-Apr-97                                 41.4136
 8-Apr-97                                  42.671
 9-Apr-97                                 42.6079
10-Apr-97                                 42.6986
11-Apr-97                                 42.4182
14-Apr-97                                 42.0695
15-Apr-97                                 41.1054
16-Apr-97                                 42.2069
17-Apr-97                                 41.7112
18-Apr-97                                 41.6013
21-Apr-97                                 41.7992
22-Apr-97                                  41.551
23-Apr-97                                 41.3539
24-Apr-97                                 41.1987
29-Apr-97                                 40.6602
30-Apr-97                                 40.0807
 2-May-97                                 40.2232
 5-May-97                                 41.7182
 6-May-97                                 44.6437
 7-May-97                                 47.2372
 8-May-97                                  47.478
 9-May-97                                 48.1803
12-May-97                                 49.7202
13-May-97                                  51.337
14-May-97                                 54.6438
15-May-97                                 52.5452
16-May-97                                 51.0387
19-May-97                                 49.6488
20-May-97                                 46.0742
21-May-97                                 47.4879
22-May-97                                 48.8263
23-May-97                                 49.2658
26-May-97                                 49.2466
27-May-97                                 51.4139
28-May-97                                 54.4356
29-May-97                                 53.3039
30-May-97                                 49.9266
 2-Jun-97                                 48.4044
 3-Jun-97                                 52.2756
 4-Jun-97                                 49.9873
 5-Jun-97                                 48.2222
 6-Jun-97                                 45.4273
 9-Jun-97                                 46.3079
10-Jun-97                                 46.4283
11-Jun-97                                 47.3621
12-Jun-97                                 47.4973
13-Jun-97                                 47.2659
17-Jun-97                                 47.2774
18-Jun-97                                 46.2777
19-Jun-97                                 47.1335
20-Jun-97                                 45.4903
23-Jun-97                                 43.6271
24-Jun-97                                 44.3652
25-Jun-97                                 45.1774
26-Jun-97                                 47.1634
27-Jun-97                                  48.031
30-Jun-97                                 49.3679
 1-Jul-97                                 50.9059
 2-Jul-97                                   48.88
 3-Jul-97                                 50.4249
 4-Jul-97                                 50.4179
 7-Jul-97                                 53.5178
 8-Jul-97                                 54.6053
 9-Jul-97                                 55.2796
10-Jul-97                                 54.9451
11-Jul-97                                 57.2904
14-Jul-97                                 57.7252
15-Jul-97                                 54.1699
16-Jul-97                                 52.0045
17-Jul-97                                 51.5244
18-Jul-97                                 49.6088
21-Jul-97                                 51.0801
22-Jul-97                                 50.4267
23-Jul-97                                 49.9211
24-Jul-97                                 50.9207
25-Jul-97                                 52.2336
28-Jul-97                                 52.6991
29-Jul-97                                 51.0017
30-Jul-97                                 50.8174
31-Jul-97                                 51.4152
 1-Aug-97                                 50.7921
 4-Aug-97                                 50.5641
 5-Aug-97                                 50.1331
 6-Aug-97                                 50.8967
 7-Aug-97                                 51.2505
 8-Aug-97                                  51.583
11-Aug-97                                 51.7143
12-Aug-97                                 52.1906
13-Aug-97                                 52.7887
14-Aug-97                                 53.0277
18-Aug-97                                 51.9803
19-Aug-97                                 51.2932
20-Aug-97                                 51.2521
21-Aug-97                                 51.5908
22-Aug-97                                 51.4832
25-Aug-97                                 51.3107
26-Aug-97                                 51.5073
27-Aug-97                                 50.7987
28-Aug-97                                 51.8808
29-Aug-97                                 51.1992
 1-Sep-97                                 50.7391
 2-Sep-97                                 50.1719
 3-Sep-97                                 51.0755
 4-Sep-97                                 49.9188
 5-Sep-97                                 50.9165
 8-Sep-97                                 55.0681
 9-Sep-97                                 56.3071
10-Sep-97                                  56.265
11-Sep-97                                 55.6837
12-Sep-97                                 56.8814
15-Sep-97                                 58.8637
16-Sep-97                                  58.577
17-Sep-97                                 59.0667
18-Sep-97                                 58.9108
19-Sep-97                                 58.2726
22-Sep-97                                 57.7728
23-Sep-97                                 58.0534
24-Sep-97                                 59.2429
25-Sep-97                                 60.1585
26-Sep-97                                 59.6603
29-Sep-97                                 60.7947
30-Sep-97                                 60.4073
 1-Oct-97                                 59.8474
 2-Oct-97                                 58.8278
 3-Oct-97                                 60.7922
 6-Oct-97                                  61.095
 7-Oct-97                                 60.7418
 8-Oct-97                                  61.124
 9-Oct-97                                 60.6761
10-Oct-97                                 59.7574
13-Oct-97                                 59.2237
14-Oct-97                                  58.882
15-Oct-97                                 59.0957
16-Oct-97                                  59.158
17-Oct-97                                   56.94
20-Oct-97                                 56.7408
21-Oct-97                                  56.142
22-Oct-97                                 56.9555
23-Oct-97                                  56.431
24-Oct-97                                 55.1556
27-Oct-97                                 53.4121
29-Oct-97                                  52.147
30-Oct-97                                 52.1664
31-Oct-97                                 48.9311
 3-Nov-97                                 52.1335
 4-Nov-97                                 55.4396
 5-Nov-97                                 54.0751
 6-Nov-97                                  51.364
 7-Nov-97                                 50.9896
10-Nov-97                                 50.2438
11-Nov-97                                 47.4054
12-Nov-97                                 45.4991
13-Nov-97                                 45.6393
14-Nov-97                                 44.1664
17-Nov-97                                 41.9141
18-Nov-97                                  42.859
19-Nov-97                                 42.1045
20-Nov-97                                 44.2127
21-Nov-97                                 45.6371
24-Nov-97                                 43.0384
25-Nov-97                                  42.951
26-Nov-97                                 43.0852
27-Nov-97                                 45.5342
28-Nov-97                                 46.9679
 1-Dec-97                                 47.7643
 2-Dec-97                                 46.8919
 3-Dec-97                                 48.5545
 4-Dec-97                                 47.5487
 5-Dec-97                                 47.5008
 8-Dec-97                                  47.406
 9-Dec-97                                   46.87
10-Dec-97                                 47.2759
11-Dec-97                                  44.721
12-Dec-97                                 46.2495
15-Dec-97                                 47.1022
16-Dec-97                                 46.2387
17-Dec-97                                 46.5758
18-Dec-97                                 46.5383
19-Dec-97                                 46.6123
22-Dec-97                                 45.5987
23-Dec-97                                 46.1517
24-Dec-97                                 46.1357
29-Dec-97                                 45.4554
30-Dec-97                                 45.3034
31-Dec-97                                 45.6452
 2-Jan-98                                 45.0901
 5-Jan-98                                 45.6008
 7-Jan-98                                 46.2226
 8-Jan-98                                 46.1094
 9-Jan-98                                 47.8415
12-Jan-98                                 45.4308
13-Jan-98                                 46.7565
14-Jan-98                                 47.3291
15-Jan-98                                 46.7403
16-Jan-98                                 47.5909
19-Jan-98                                  47.563
20-Jan-98                                 47.2455
21-Jan-98                                 46.5213
22-Jan-98                                 47.6851
23-Jan-98                                 47.7993
26-Jan-98                                 48.1926
27-Jan-98                                  47.371
28-Jan-98                                 46.5068
29-Jan-98                                 45.4254
30-Jan-98                                 44.5473
 2-Feb-98                                 45.7485
 3-Feb-98                                 46.8777
 4-Feb-98                                 46.9029
 5-Feb-98                                 47.4804
 6-Feb-98                                 48.2377
 9-Feb-98                                 49.8231
10-Feb-98                                 49.7738
11-Feb-98                                 50.3912
12-Feb-98                                 50.1538
13-Feb-98                                 48.4283
16-Feb-98                                 47.7602
17-Feb-98                                 47.5313
18-Feb-98                                 47.3743
19-Feb-98                                 47.4992
20-Feb-98                                  46.793
23-Feb-98                                 45.4002
24-Feb-98                                 46.3144
25-Feb-98                                 46.3891
26-Feb-98                                 46.3927
27-Feb-98                                 47.2748
 3-Mar-98                                 48.6337
 4-Mar-98                                 49.7424
 5-Mar-98                                  48.907
 6-Mar-98                                 49.3682
 9-Mar-98                                 51.6116
10-Mar-98                                 50.9992
11-Mar-98                                 51.3669
12-Mar-98                                 51.7415
13-Mar-98                                 49.7673
16-Mar-98                                 49.6548
17-Mar-98                                 53.5954
18-Mar-98                                 56.0442
19-Mar-98                                 60.2512
20-Mar-98                                 64.6239
23-Mar-98                                 65.5758
24-Mar-98                                 64.4894
26-Mar-98                                 67.6803
27-Mar-98                                 73.1316
30-Mar-98                                 78.7817
31-Mar-98                                 73.0502
 1-Apr-98                                 70.5963
 2-Apr-98                                 69.7043
 3-Apr-98                                 71.6704
 6-Apr-98                                 74.8118
 7-Apr-98                                 73.4765
 8-Apr-98                                 73.1792
 9-Apr-98                                 73.8877
10-Apr-98                                 78.4761
13-Apr-98                                 80.2064
14-Apr-98                                 80.5623
15-Apr-98                                 80.3612
16-Apr-98                                 82.0167
21-Apr-98                                 89.9826
22-Apr-98                                 87.9528
23-Apr-98                                 84.7376
24-Apr-98                                 77.8603
27-Apr-98                                 73.5481
28-Apr-98                                 79.3703
29-Apr-98                                 79.3475
30-Apr-98                                 85.5476
 4-May-98                                 84.3132
 5-May-98                                 84.3374
 6-May-98                                 81.5102
 7-May-98                                 76.3166
 8-May-98                                 77.8568
11-May-98                                  74.813
12-May-98                                  76.222
13-May-98                                 77.8463
14-May-98                                 77.9795
15-May-98                                 75.4478
18-May-98                                 77.5444
19-May-98                                 77.2113
20-May-98                                 83.0188
21-May-98                                 84.6661
22-May-98                                 86.5213
25-May-98                                 87.2777
26-May-98                                 84.1887
27-May-98                                 77.1158
28-May-98                                 76.5269
29-May-98                                 75.4023
 1-Jun-98                                 70.1391
 2-Jun-98                                 71.2707
 3-Jun-98                                 77.2215
 4-Jun-98                                  73.419
 5-Jun-98                                 74.7772
 9-Jun-98                                  73.046
10-Jun-98                                 70.1754
11-Jun-98                                 70.1571
12-Jun-98                                 68.7185
15-Jun-98                                 64.6734
16-Jun-98                                 66.0001
17-Jun-98                                 68.7465
18-Jun-98                                 71.0968
19-Jun-98                                 68.9951
22-Jun-98                                 67.5876
23-Jun-98                                 67.4942
24-Jun-98                                 67.4931
25-Jun-98                                 64.2268
26-Jun-98                                  65.445
29-Jun-98                                 65.1304
30-Jun-98                                 65.4167
 1-Jul-98                                 65.6798
 2-Jul-98                                 70.6566
 3-Jul-98                                 71.5364
 6-Jul-98                                 71.2585
 7-Jul-98                                 73.6231
 8-Jul-98                                 75.3674
 9-Jul-98                                 75.0287
10-Jul-98                                 75.0616
13-Jul-98                                 76.8434
14-Jul-98                                 76.0975
15-Jul-98                                  75.228
16-Jul-98                                 77.0971
17-Jul-98                                 79.2313
20-Jul-98                                 79.0072
21-Jul-98                                 81.7376
22-Jul-98                                 82.9952
23-Jul-98                                 81.2489
24-Jul-98                                 77.1026
27-Jul-98                                 79.2839
28-Jul-98                                 79.5058
29-Jul-98                                 78.7788
30-Jul-98                                 78.2004
31-Jul-98                                 80.4967
 3-Aug-98                                 80.3186
 4-Aug-98                                 79.5708
 5-Aug-98                                 77.6889
 6-Aug-98                                 77.7136
 7-Aug-98                                 79.0957
10-Aug-98                                 77.2515
11-Aug-98                                 73.3753
12-Aug-98                                 74.1167
13-Aug-98                                 69.4122
14-Aug-98                                 70.5572
17-Aug-98                                 69.3378
18-Aug-98                                 71.4676
19-Aug-98                                  72.764
20-Aug-98                                 71.7107
21-Aug-98                                 71.3674
24-Aug-98                                 67.4312
25-Aug-98                                 65.1349
26-Aug-98                                 65.2459
27-Aug-98                                 60.3323
28-Aug-98                                 59.0697
31-Aug-98                                 61.7487
 1-Sep-98                                 64.2103
 2-Sep-98                                 65.6686
 3-Sep-98                                 62.9321
 4-Sep-98                                  61.407
 7-Sep-98                                 62.7012
 8-Sep-98                                 64.2695
 9-Sep-98                                 63.3447
10-Sep-98                                 64.5891
11-Sep-98                                 63.6045
14-Sep-98                                 65.5811
15-Sep-98                                 64.2278
16-Sep-98                                 64.4839
17-Sep-98                                  64.036
18-Sep-98                                 63.5813
21-Sep-98                                 61.8316
22-Sep-98                                 62.7387
23-Sep-98                                 61.9707
24-Sep-98                                 63.0926
25-Sep-98                                 62.4084
28-Sep-98                                 61.3758
29-Sep-98                                 61.1521
30-Sep-98                                 59.7386
 1-Oct-98                                  57.969
 2-Oct-98                                 53.5708
 5-Oct-98                                 55.5741
 6-Oct-98                                 56.3633
 7-Oct-98                                 57.8536
 8-Oct-98                                 54.5188
 9-Oct-98                                 52.5212
12-Oct-98                                 51.3357
13-Oct-98                                 53.4838
14-Oct-98                                 53.1898
15-Oct-98                                  57.772
16-Oct-98                                 62.5728
19-Oct-98                                 60.6774
20-Oct-98                                 61.6494
21-Oct-98                                 62.2361
22-Oct-98                                 61.7401
23-Oct-98                                 62.7115
26-Oct-98                                 62.4327
27-Oct-98                                 61.9645
29-Oct-98                                 60.6674
30-Oct-98                                 61.8062
 2-Nov-98                                 65.5585
 3-Nov-98                                 65.6671
 4-Nov-98                                 65.6311
 5-Nov-98                                 64.5614
 6-Nov-98                                 64.6006
 9-Nov-98                                 62.9351
10-Nov-98                                 61.9197
11-Nov-98                                 62.4045
12-Nov-98                                 60.5607
13-Nov-98                                 60.2198
16-Nov-98                                 63.7642
17-Nov-98                                 64.3636
18-Nov-98                                 67.0142
19-Nov-98                                 68.2424
20-Nov-98                                 69.3517
23-Nov-98                                 69.4287
24-Nov-98                                 69.4129
25-Nov-98                                 67.6888
26-Nov-98                                 69.2941
27-Nov-98                                 71.1843
30-Nov-98                                  74.014
 1-Dec-98                                 71.7525
 2-Dec-98                                 72.0557
 3-Dec-98                                 69.9533
 4-Dec-98                                 71.5604
 7-Dec-98                                 72.7621
 8-Dec-98                                 72.4108
 9-Dec-98                                 72.6037
10-Dec-98                                 73.6594
11-Dec-98                                 71.3075
14-Dec-98                                 68.8273
15-Dec-98                                 68.2635
16-Dec-98                                 71.4388
17-Dec-98                                 71.4772
18-Dec-98                                 70.9093
21-Dec-98                                  69.748
22-Dec-98                                 69.5788
23-Dec-98                                 70.8975
24-Dec-98                                 71.9143
28-Dec-98                                 72.1554
29-Dec-98                                 72.6949
30-Dec-98                                 73.2385
31-Dec-98                                  76.772
 4-Jan-99                                 83.8509
 5-Jan-99                                  83.518
 7-Jan-99                                 85.9496
 8-Jan-99                                 84.0787
11-Jan-99                                 81.8951
12-Jan-99                                  82.306
13-Jan-99                                 76.4323
14-Jan-99                                 77.3731
15-Jan-99                                 74.9117
18-Jan-99                                 77.2101
19-Jan-99                                 76.5306
20-Jan-99                                 78.0995
21-Jan-99                                 78.5735
22-Jan-99                                 78.1537
25-Jan-99                                 79.0627
26-Jan-99                                 82.6619
27-Jan-99                                 83.0231
28-Jan-99                                 82.4154
29-Jan-99                                 82.7291
 1-Feb-99                                 81.3665
 2-Feb-99                                 81.4432
 3-Feb-99                                 83.0712
 4-Feb-99                                 83.7547
 5-Feb-99                                 83.1332
 8-Feb-99                                 84.8286
 9-Feb-99                                 81.4557
10-Feb-99                                 80.1476
11-Feb-99                                 82.3979
12-Feb-99                                 82.3348
15-Feb-99                                 83.5792
16-Feb-99                                 81.9459
17-Feb-99                                 82.0377
18-Feb-99                                 80.2316
19-Feb-99                                 75.6623
23-Feb-99                                 70.9714
24-Feb-99                                 75.7635
25-Feb-99                                 75.9082
26-Feb-99                                 77.7892
 1-Mar-99                                 79.3705
 2-Mar-99                                 78.2017
 3-Mar-99                                 78.4048
 4-Mar-99                                 73.1609
 5-Mar-99                                 76.0399
 8-Mar-99                                 79.4765
 9-Mar-99                                  80.947
10-Mar-99                                 80.4596
11-Mar-99                                 79.4461
12-Mar-99                                 82.7305
15-Mar-99                                 84.6159
16-Mar-99                                 86.2274
17-Mar-99                                  91.523
18-Mar-99                                 90.5036
19-Mar-99                                 94.6862


-    Strong volume sales in the domestic market and lower fuel costs

- The continued re-orientation of sales to the domestic market offers further growth opportunities and higher margins

- Recent acquisition activity in the Balkans positions the company well for future growth

- The upturn in the domestic market is expected to be sustained in the next few years, albeit at a slower pace, driven by large infrastructure spending and the upsurge in private building activity

- The company signed an agreement with Lafarge for the joint expansion in the Egyptian market



Source: Factset

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any security discussed herein will remain in an account's portfolio at the time you recieve this report or that securities sold have not been repurchased. The securities discussed do not represent an account's entire portfolio and in the aggregate may represent only a small percentage of an account's portfolio holdings. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

--------------------------------------------------------------------------------
THE EMERGING MARKET INFRASTRUCTURE FUND, INC.
CONCLUSIONS


- 1998 underperformance all concentrated in the space of a few weeks in quarter four

-    Longer term track record is strong

- Infrastructure prospects are mixed given the generally weak growth prospects and difficult financing environment

- Infrastructure is central to the economic prospects of all emerging economies


                                                                             20